Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

11.  Commitments and Contingencies

Facility Lease Obligations

The Company operates fifteen branches, seven branches are under operating leases, including its headquarters, and eight branches are owned.  The leases’ contractual expiration range is between the years 2013 and 2017.  The following table summarizes the contractual rent payments expected in future years:

(In thousands)	2013	2014	2015	2016	2017	Thereafter	Total
Operating lease rental payments	$1,024	$304	$132	$118	$61	$-	$1,639

Rent expense totaled $1.2 million for 2012 and $1.0 million for 2011.  The Company currently accounts for all of its leases as operating leases.

Litigation

The Company may, in the ordinary course of business, become a party to litigation involving collection matters, contract claims and other legal proceedings relating to the conduct of its business.  In the best judgment of management, based upon consultation with counsel, the consolidated financial position and results of operations of the Company will not be affected materially by the final outcome of any pending legal proceedings or other contingent liabilities and commitments.

Commitments to Borrowers

Commitments to extend credit are legally binding loan commitments with set expiration dates.  They are intended to be disbursed, subject to certain conditions, upon the request of the borrower.  The Company was committed to advance approximately $87.2 million to its borrowers as of December 31, 2012, compared to $79.4 million at December 31, 2011.  At December 31, 2012, $40.1 million of these commitments expire within one year, compared to $37.4 million a year earlier.  At December 31, 2012, the Company had $1.6 million in standby letters of credit compared to $1.8 million at December 31, 2011.  The estimated fair value of these guarantees is not significant.  The Company believes it has the necessary liquidity to honor all commitments.